                                                                    EXHIBIT 23.2



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-80007) pertaining to Stock Option/Stock Issuance and Employee Stock Purchase Plan of ACT Networks, Inc. of our report dated July 29, 1996 with respect to the consolidated financial statements and schedule of ACT Networks, Inc. included in the Annual Report (Form 10-K) for the year ended June 30, 1996.




                                                   ERNST & YOUNG LLP




Woodland Hills, California
September 25, 1996